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                                                                   EXHIBIT 10.11

                           FINOVA CAPITAL CORPORATION
                               FACTORING AGREEMENT
                               (Retail Inventory)

                                                      New York, New York
                                                      November 4, 1996

Windsong, Inc.
64 Post Road West
Westport, CT 06880

Gentlemen:

            Upon your written acceptance, to be noted at the foot of this instrument, the following shall constitute the entire agreement and understanding between us pursuant to which you hereby appoint us your sole factor on the following basis:

            1. You agree to, and do hereby, sell and assign to us all of your right, title and interest in and to all of your accounts receivable, notes, bills, acceptances, contract rights and other forms of obligation (as hereinafter defined) and all security and guarantees therefore (herein collectively termed "Receivables") arising out of all of your sales of goods or rendition of services, whether now existing or hereafter created, together with title to any merchandise represented by such Receivables which may be rejected or returned by your customers for any reason whatsoever. You hereby grant us a continuing security interest in and to all of your present and hereafter acquired Inventory and the products and proceeds thereof. The term "Inventory" includes: (a) your raw materials, components, work in process, finished merchandise, and packing and shipping materials, wherever located; (b) all such chattels hereafter acquired by you by way of substitution, replacement, return, repossession or otherwise; (c) all additions and accessions thereto and the resulting product or mass; and (d) any documents of title representing any of the foregoing (herein collectively term "Inventory"). During the term of this Agreement you shall not sell, negotiate, pledge, assign or grant any security interest in any Receivables or inventory of yours to anyone other than us.

            2. Except as hereinafter set forth, we agree to purchase your Receivables without recourse to you, provided that the sale of the merchandise represented by the Receivables and the terms thereof have first been approved by us in writing (such approval being sometimes referred to herein as "Credit Approval"), and provided further that the merchandise represented by the Receivables is duly delivered to and finally accepted and retained by your customer with out dispute, whether bona fide or not, as to price, terms of sale, delivery, quantity, quality or otherwise. We reserve the right to revoke our Credit Approval at any time prior to delivery to and acceptance by your customer. We shall be entitled to collect and receive all proceeds of your sales and shall enjoy all the rights and remedies of the seller of goods, including the right of stoppage in transit, reclamation, replevin and any similar rights or remedies as may be available to you. Our Credit Approval numbers shall be valid for a period of 30 days from the date of such Credit Approval number or until 30 days after the delivery date set forth in our approval sheet unless revoked by us. We shall not be liable in any manner for refusing to give or for withdrawing Credit Approval or for exercising our rights and remedies as set forth herein. No modifications or extensions may be granted by you with respect to any Receivable which has our Credit Approval without our prior written consent. In the event we shall give our written consent

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as aforesaid, upon each and every such consent to your requested modification or extension, whether as to terms, dates or otherwise, you shall pay us a service fee in the amount of $10.00 which fee shall be due and payable upon the issuance of our consent to your proposed modifications or extension. Receivables as to which we have not given our written Credit Approval, either in whole or in part, shall nevertheless be deemed to have been sold and assigned to us with full recourse to you to the extent and in the respects and amounts not so approved. The credit risk on sales not approved by us is assumed by you. Such sales shall be known as Department Risk (D.R.) Receivables. All invoices in an amount less than $200.00 shall be deemed samples and shall automatically be considered as D.R. Receivables. Each and every assignment of D.R. Receivables hereunder shall be deemed to be a grant of a security interest in our favor in and to any such D.R. Receivable.

            3. (a) All of your sales shall be billed or invoiced by you at your expense upon forms of bills or invoices acceptable to us and shall constitute assignments to us of the Receivables represented thereby, irrespective of whether you execute any other specific instrument of assignment in our favor or otherwise. Each bill or invoice shall have imprinted thereon the following:
"THIS ACCOUNT HAS BEEN SOLD AND ASSIGNED TO, IS OWNED BY AND IS PAYABLE IN U.S. DOLLARS ONLY TO FINOVA CAPITAL CORPORATION, P.O. BOX 12082, NEWARK, N.J. 07193-0282, TO WHOM PROMPT NOTICE MUST BE GIVEN OF ANY OBJECTIONS TO PAYMENT OF THIS INVOICE AS RENDERED. GOODS RETURNABLE FOR ANY REASON SHALL BE RETURNED ONLY UPON WRITTEN NOTICE TO FINOVA." We may request shipping and/or delivery receipts covering any of your Receivables to be promptly delivered to us. You shall not be entitled to any credit with respect to any Receivable until the relevant shipping and/or delivery receipts have been delivered to us where requested. You will supply us with as many duplicate bills or invoices as we may from time to time require. At our request, invoices to your customers shall be mailed by us at your expense.

                  (b) At the time of each sale you shall execute and deliver to us, in form satisfactory to us, a written schedule and assignment of the Receivables arising out of such sales, together with proof of delivery to your customer. Notwithstanding your failure to execute and deliver any such written assignment as aforesaid, each Receivable created by you shall be deemed assigned to us and shall become our property immediately upon shipment of the merchandise. Billing on your invoices, whether done by you or by us, shall constitute assignments to us of the Receivables represented thereby, whether or not you execute any other specific instrument of assignment in our favor, or otherwise.

                  (c) Copies of all credit memoranda as may be issued by you to any of your account debtors shall be furnished to us for the sole purpose of notifying us of the transmission of such credit memoranda to each such account debtor, it being understood and agreed that only the account debtor to whom such credit or allowance is issued shall be entitled thereto.

            4. (a) The purchase price ("Purchase Price") which we shall pay to you for Receivables accepted by us, as aforesaid, shall be the "Net Face Amount" thereof, calculated at our option on any terms offered by you, less our factoring commission, as set forth below. "Net Face Amount" shall be deemed to mean the gross amount of the Receivable less all discounts. The Purchase Price (less (a) any reserves which may in our sole discretion determine to hold; (b) any monies remitted, paid, or otherwise advanced by us to you or for your account including any amounts which we may be obligated to pay in the future; and (c) any other of our charges to your account as provided for in this Agreement) shall be payable by us to you on the


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monthly average due date of the Receivables so purchased, as calculated by us on the terms given to your customer plus five (5) working days for collection. We may, in our sole discretion, advance to you from time to time sums up to seventy (70%) percent of the Purchase Price on Receivables purchased by us; and (ii) fifty (50%) percent of Eligible Inventory as determined by us, in our sole and absolute discretion. "Eligible Inventory" shall be valued, in our discretion, at the lower of cost or market.

                  (b) Notwithstanding the foregoing, we shall withhold a reserve of sums otherwise due you and, in our discretion, may revise the amount of such reserve from time to time. We shall be entitled to hold all sums to your credit as security for D.R. Receivables, outstanding claims and any and all Obligations owing to us, our subsidiaries and affiliates by you, however arising. Further, at our request you shall maintain a credit balance with us in such amount as will, in our sole discretion, be commensurate with the volume and character of the business conducted by you so as to protect us against all possible returns, claims of your customers, indebtedness owing by you to us or any other contingencies (your "Obligations"). Except in our sole discretion, the aggregate amount of your Obligations at any time shall not exceed $5,000,000 inclusive of Letters of Credit opened for your account. You shall repay to us on demand any Obligations and debit balance then in your account.

                  (c) In addition to our factoring commissions and to any other fees provided for herein or otherwise, you shall pay us a closing fee for establishing the factoring arrangements provided for herein, in the amount of $N/A, which fee is payable on and shall be fully earned as of the date hereof, and shall be included as part of the Obligations.

                  (d) If any taxes are imposed against you, or if we shall withhold or pay any tax or penalty as a result of or in connection with any transaction or transactions between us, you hereby indemnify us and hold us harmless from and against all claims of every kind and nature whatsoever in respect thereof. In addition, you agree that any such payments made by us shall be charged to your account and shall be included as part of your Obligations.

                  (e) We shall have the right and are hereby irrevocably authorized by you to charge your account or accounts in the amount or amounts of any and all of your Obligations. We shall have the right (but not the obligation) to pay and to charge as an advance to your account any dyeing finishing, processing or warehousing charges, landlord's bills, or other claims against or liens upon the Inventory. Notwithstanding the foregoing, we shall not be required at any time, or to any extent, to have recourse to any collateral security given by you to us to secure your Obligations and the exercise of our rights to look to any such collateral shall be and remain in our sole and absolute discretion. Accordingly, you shall at all times remain liable for the repayment, upon our demand, of all of your Obligations owing to us.

            5. We shall be entitled to hold and your hereby grant to us and to our subsidiaries and affiliates, a continuing general lien and security interest in and to all accounts, contract rights, documents, instruments, chattel paper, general intangibles, returns, reserves, credit balances, sums, Inventory and all of your property at any time in our possession, or in the possession of any of our subsidiaries or affiliates, or upon or in which we may otherwise have a lien or security interest as collateral security for any and all your Obligations at any time owing to us, our subsidiaries and affiliates, whether fixed or contingent, no matter how or when arising, whether under this Agreement or otherwise, and including all obligations incurred by you for purchases from any other person, firm or corporation factored or financed by us, all of which shall be included as part of your Obligations. In addition to the foregoing you hereby grant us a general lien and security interest in and to all security and guarantees in your favor and to all of


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your books and records. You agree to execute and deliver financing statements and any and all instruments and documents that we may request to perfect, protect, establish or enforce the security interests granted hereunder and any other provisions hereof. You hereby authorize us to file such financing statements in your name signed by us, or a reproduction of this agreement to reflect the security interest granted hereunder. We shall have the right at any time to immediate possession of all Inventory and its products and proceeds, we shall not be liable or responsible in any way for the safekeeping of any Inventory, the same shall be at your sole risk at all times.

            6. (a) All disputes, claims or controversies relating to any Receivable must be settled by you at your sole cost and expense. We shall have no responsibility or liability of any kind or nature whatsoever with respect to any Receivable, payment of which is refused or withheld by reason of any dispute, bona fide or not, and whether before or after maturity date, as to price, terms, delivery, quantity, quality or otherwise, nor where the customer claims release from liability or inability to pay because of any act of God or a public enemy or war or because or the requirements of law or of rules, orders or regulations having the force of law (each, a "Dispute"). Upon our receipt of notice of the existence of a Dispute, we shall have the right to immediately charge your account for the entire amount of any Receivable subject to such Dispute whether such Dispute regards that Receivable or any other Receivable and whether due or not due, and you agree to immediately pay the entire amount of all such disputed Receivables to us upon our demand. You shall promptly advise us in writing of the existence of each Dispute with your customers upon your receipt of notice thereof and you shall forthwith transmit to us copies of any and all chargeback notices, allowance requests, claims, correspondence and the like received by you from your customer evidencing the existence of a Dispute.

                  (b) Notwithstanding anything to the contrary contained in subparagraph (a) above and regardless of the date or dates upon which we charge back to you the full amount of any Receivable where there is a Dispute, claim, offset, defense or counterclaim, it is understood, agreed and acknowledged that immediately upon the occurrence of any such Dispute, claim, offset, defense or counterclaim we shall no longer bear or be responsible for the credit risk and/or loss, if any, with respect to any such Receivables due to the financial inability of your customer to pay. Such risk and/or loss, if any, shall immediately revert to and be deemed to have been assumed by you without any further or other act upon our part. A chargeback shall not be deemed a reassignment.

                  (c) All fees and expenses of any attorney or collection agency employed by us or on our behalf to collect or sue upon any D.R. Receivables or upon any Receivable with respect to which we have notice of a Dispute, claim, offset, defense or counterclaim shall be charged to your account and shall be paid by you and made a part of your Obligations.

                  (d) Immediately upon our request, you shall pay to us, or reimburse to us for, all sums, costs and expenses (which shall be and hereby are included as part of the Obligations) which we may pay or incur in connection with or related to this Agreement. In addition to those items set forth hereinabove and hereafter, Obligations shall include: the negotiation, preparation, consummation, administration and enforcement of this Agreement and all other documents and instruments regarding this factoring arrangement and/or its related financial accommodations, and the transactions contemplated hereunder; any future proposed amendments, supplements, consents or modifications to this Agreement (whether or not executed); all efforts made to advance, expand, defend, protect or enforce the security interests or other rights granted to us hereunder; enforcing payment of the Obligations; filing fees and taxes, expenses for searches incurred by us from time to time, periodic field examinations of our


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collateral or your operations (plus a charge of $600 per day for our examiners in addition to the reimbursement for their expenses); wire transfer fees, check dishonor fees, the fees and disbursements of our counsel, all fees and expenses for the service and/or filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians or auctioneers and others, travel expenses and all court costs and collection charges. All Obligations shall accrue interest after demand thereof at the Interest Rate. A "demand" as used herein shall be deemed to have been made upon posting any Obligation to your account. At our option, all principal, interest, fees, commissions, costs, expenses or other charges with respect to this Agreement may be charged directly to your account maintained by us.

            7. You represent and warrant: (a) that you are solvent; (b) that you have paid and shall pay all taxes which have become or shall hereafter due and payable; (c) that there shall not be any judgments, assessments or liens filed against you or against any of your property, real or personal during the term of this Agreement and that there are no judgments, assessments, purchase money or other liens filed against you or against any of your property, real or personal, at the time of the execution of this Agreement except as may have been disclosed by you to us in writing, the receipt of which has been confirmed by us to you in writing; (d) that each Receivable is based upon your bona fide sale and actual delivery to the customer of merchandise or rendition of services invoiced in the regular course of your business; (e) that the customer, without qualification or limitation, has made himself liable to pay by the maturity date of the invoice the full amount of the Receivable indicated thereon without deduction, claim, offset, defense or counterclaim; (f) that you have full title of all Inventory and all merchandise sold; and (g) that your transfers and assignments to us are free and clear of all encumbrances, liens and security interests and that you have full title in and to all Receivables and Inventory; you shall insure and keep insured all Inventory for full value, with such coverage as we may reasonably approve, at your expense, and the policies shall be duly endorsed in our favor and delivered to us. If you default in this regard, we shall have the right to insure and charge the cost to you. We assume no risk or responsibility in connection with the payment or non-payment of losses, our only responsibility being to credit you with any insurance payments received on account of losses.

            8. In the event of the rejection, return or recovery of any merchandise on any Receivable you shall pay us the amount of such Receivable, either in cash or by the assignment of new Receivables acceptable to us hereunder. We shall have the right to immediate possession of such merchandise which you shall hold in trust for our benefit, segregated and identified by you as our property, and we shall have a lien upon it, as well as the ownership of any Receivables arising from the subsequent sale of such merchandise as security for the payment of your Obligations. Upon our request, at your expense, you shall deliver such merchandise, upon five (5) days written notice to you, at such places and upon such terms as we may deem proper. In the event you fail to deliver such merchandise as aforesaid, we shall have the right and are hereby authorized to enter your premises to take immediate possession thereof and to sell such merchandise, upon notice to you, at public or private sale, at which sale we may be the purchaser, and at such price or prices and upon such terms as we, in our sole discretion, may deem acceptable. Only the net proceeds of such sale; after deduction for all costs and expenses thereof, shall be credited to your account.

            9. We reserve the right to limit the amount of D.R. Receivables, as well as the amount of any advance thereon. Upon the insolvency of any of your D.R. customers (as determined in our absolute discretion) or default in payment by such D.R. customers at maturity, we shall have the right to immediately charge such sale or sales to D.R. customers to your account, and you agree to pay the amount thereof to us on demand.


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            10. All checks, notes, remittances, acceptances, proceeds, other instruments, or cash received by you with respect to any Receivable shall be our property and if received by you shall be held in trust for us and immediately turned over to us in kind without deduction. You hereby authorize and irrevocably appoint us as your attorney-in-fact to endorse your name upon checks or other instruments or documents received by you or us pertaining to Receivables, and to make, execute and deliver in your name such further instrument or instruments of assignment of Receivables to us in furtherance of this Agreement and its purpose as we may from time to time deem necessary. It is understood and agreed that we shall have the absolute right, but not the obligation, to deposit all checks or other remittances received by us in payment of Receivables irrespective of any deductions shown or taken by your customers or any notifications or conditions as may appear thereon. We may charge back to you or to your account any deductions or deficiencies therein, other than deficiencies in the payment of Receivables which have heretofore received our Credit Approval and which deductions or deficiencies result solely form your customer's financial inability to pay. Any charge back of your D.R. Receivables or Disputed Receivables or any of them, shall not be deemed a reassignment thereof, and title thereto and to the merchandise represented thereby shall remain with and in us as security for your obligations until we shall have been fully reimbursed.

            11. You shall at all times maintain, at your sole cost and expense, books and records showing all sales and all claims, allowances, Disputes and similar information with respect to the Receivables and the goods and services relating thereto. We, or our representative, shall have the right at any time during normal business hours to inspect Inventory and examine all of your books which may pertain to merchandise or Receivables. You agree that you will furnish to us, as soon as available, but in any event not later than one hundred and twenty days (120) after the close of each fiscal year, your audited financial statements for such fiscal year (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, setting forth in each case, in comparative form, figures for the previous fiscal year, all in reasonable detail, fairly representing the financial position and the results of your operations as at the date thereof and for the fiscal year then ended and prepared in accordance with generally accepted accounting principles consistently applied. Such audited statements shall be examined in accordance with generally accepted auditing practices by (and accompanied by a report thereon unqualified as to scope of) independent certified public accountants selected by you and acceptable to us. In addition, at such time or times as we may request, you will furnish to us such quarterly or monthly unaudited financial statements (including balance sheets, statements of income as loss, statements of cash flows and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of your operation as at the date thereof and for such period prepared in accordance with generally accepted accounting principles consistently applied and such other information with respect to your business, operations and condition (financial and otherwise) as we may from time to time reasonably request.

            12. (a) Each of your Receivables shall be calculated as of the first of the month following the date of the invoice to your customer at the net amount thereof, less discounts, allowances or any other deductions. Interest shall be charged at the Prime Rate plus 2% (the "Interest Rate") on Receivables computed as follows: from the first day of the month to and including the weighted average due date of such invoices plus five (5) business days for collection and clearance of remittances. As used herein the term "Prime Rate" shall be deemed to mean the prime commercial rate charged by Citibank, N.A. in effect on the date hereof and as same may be adjusted upwards or downwards from time to time. The Interest Rate shall never be less than six (6%) percent per annum nor greater than the highest rate permitted by law. Any


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change in the Interest Rate shall become effective the first day of the month following the month in which the Prime Rate shall have been increased or decreased, as the case may be. The Interest Rate shall be calculated based on a three hundred sixty (360) day year for the actual number of days elapsed and shall be charged to you on all Obligations including, but not limited to, any debits due us and upon all monies remitted, paid or otherwise advanced by us to you or for your account prior to the average due date as above described and shall be payable at the close of each month. All interest charged or chargeable to your account shall be deemed as an additional advance and shall become part of the Obligations. You will be charged with interest on all sums advanced or charged under this Agreement and upon all other sums owed by you to us of every kind and nature at the Interest Rate (as such term is defined below) then in effect. In the event the amount of the sums advanced or charged to you under this Agreement together with any other agreement between us (collectively, "This Agreement"), exceeds the amount available to you pursuant to any percentage or sublimit set forth in this Agreement (hereinafter sometimes referred to as an "Overadvance") on each of ten (10) or more days in any month the Interest Rate charged to you for that month shall be at a rate which is three (3%) percent above the Interest Rate otherwise applicable herein without regard as to whether any such Overadvance is made with or without our knowledge or consent. On the first day of the following month, we will credit you with interest on any net credit in your favor during such month at the Interest Rate in effect hereunder for advances during such month except that no credits shall bear interest subsequent to the weighted average due date of the Receivables creating such credits. In addition, interest on advances shall be charged from the date of the advance up to and including the last day of the month.

                  (b) In no event shall the Interest Rate and any other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that we have received interest and other charges hereunder in excess of the highest rate permissible under law, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations arising under or in connection with this Agreement other than interest, and the provisions hereof shall be deemed amended to provide for the highest permissible rate allowable under the law. If there are no such Obligations outstanding, we shall refund any such excess to you.

            13. On or about the 15th day of each month we shall render a statement to you covering the activity in your account over the previous month. Each such account as shall be rendered by us shall be deemed correct in all respects and shall be deemed conclusive and binding upon you and shall be admissible and conclusive in evidence in any action unless we are notified by you and confirmed by us in writing to the contrary within thirty (30) days after the date of the rendering of such statement. In the event of timely objection to any such statement, only the items expressly objected to in your notice of objection shall be deemed to be disputed by you. In the event that we provide to you or on your behalf copies of additional statements, reports or accountings with respect to the Receivables or otherwise in connection herewith, you shall pay to us an additional fee in the amount of $50.00 for each such additional statement, report or accounting, which fee is due and payable on the date of the issuance by us of such additional statement, report or accounting, and which fee shall be included as part of the Obligations.

            14. You shall pay us a factoring commission for our services hereunder which commission shall be and become due and payable to us on the 15th day of each month in which we purchase your Receivables, such factoring commission to be in an amount equal to one (1%) percent of the amount of your gross sales. The minimum factoring commission on each invoice in respect of any Receivable shall be $5.00. The minimum aggregate factoring


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commissions payable under this Agreement for each contract year hereof shall be
$50,000 which to the extent of any deficiency shall be chargeable to your account with us. Factoring commissions payable to us hereunder are based upon your usual and regular terms of sales which do not exceed sixty (60) days. On all Receivables for which there is a change of terms, in addition to any service fee for such change, our commission thereon shall be increased at the rate of twenty-five (25%) percent of the basic commission rate for each additional thirty (30) days or fraction thereof by which your regular terms are increased. No Credit Approval for such change in terms, however, shall be granted without our prior written approval.

            15. (a) We shall have the right to terminate this Agreement at any time upon not less than thirty (30) days' prior written notice or immediately upon any Default, as defined hereinbelow. This Agreement shall continue in effect until one year from the date hereof and shall automatically be renewed from year to year thereafter unless you notify us of your termination to be effective on any anniversary of this Agreement by giving us not less than sixty
(60) days' prior written notice. Notice of termination, whether by you or by us, shall be sent by certified mail, return receipt requested with postage prepaid. All of our rights and your Obligations arising out of transactions having their inception prior to termination shall not be affected thereby. Upon any termination of this Agreement all Obligations shall be deemed to be immediately due and payable to us, and after such termination any credit balance in your favor shall continue to be held by us, without interest, until a final accounting is rendered unless you shall furnish us with an undertaking satisfactory to us against any items chargeable to you hereunder.

                  (b) In the event of your early termination of this Agreement, whether by virtue of a default hereunder or at your election as set forth hereinabove, you agree to pay us in cash or other immediately available funds, and in addition to all other Obligations, an early termination fee as and for our liquidated damages resulting from such early termination in an amount equal to the greater of the minimum commission as set forth in paragraph "14" hereof reduced by any commissions already paid during that contract year or an amount equal to (i) the percentage for our factoring commission as set forth in paragraph "14" herein multiplied by the aggregate amount of your Receivables for the twelve (12) month period immediately preceding the date of notice of such early termination, as determined by us in our sole and absolute discretion; (ii) divided by twelve (12); and (iii) multiplied by the number of months (or any part thereof) remaining in the then current term. Such early termination fee shall be conclusively presumed to be the amount of our damages sustained by the early termination which fee you agree is reasonable and proper. The early termination fee shall be and is included in the Obligations.

            16. The occurrence of any one or more of the following shall constitute an Event of Default hereunder and under any supplement hereto or other agreement by you with, to, or in favor of us or of any of our subsidiaries or affiliates: (a) you fail to pay or perform when due any of the Obligations;
(b) you breach any of the terms, covenants, conditions or provisions contained in this Agreement or any other agreement between us; (c) any present or future representation, warranty or statement of fact made by you or on your behalf (including any representation, warranty or statement by any guarantor of your Obligations) to us in this Agreement or any other agreement, schedule or instrument referred to herein or therein or related hereto or thereto is false or misleading at any time; (d) we in good faith believe that because of a change in the conditions or affairs (financial or otherwise) of you or any guarantor of any of the Obligations, either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the collateral is not sufficient to fully secure the Obligations; and (e) the occurrence of any of the following with respect to you or any guarantor of any of the Obligations; dissolution; a


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termination of existence; insolvency; business cessations or suspension; calling of a meeting of creditors; appointment of a receiver for any property;
assignment for the benefit of creditors; commencement of any voluntary or involuntary proceeding under any bankruptcy or any other insolvency law; entry of any court order which enjoins or restrains the conduct of business in the ordinary course. Upon the occurrence of any Event of Default hereunder we shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which we have a security interest. We may but are not obligated to sell or cause to be sold any or all such collateral, in one or more sales or parcels, at such prices and upon such terms as we may deem best, and for cash or on credit or for future delivery and whether by public or private sales as we may deem appropriate. We may require you to assemble all or any part of the Inventory and make it available to us at any place designated by us and reasonably convenient to both parties. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, we shall give you reasonable notice of the time and place of any public sale of collateral owned by you or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to your address shown herein, at least five (5) days before the time of the sale or disposition thereof. We may be the purchaser at any such public sale. The proceeds of sale of such collateral shall be applied first to all costs and expenses of and incident to any such sale, including our attorneys' fees and then to the payment, in such order as we may elect, of all sums owing to us hereunder. We shall return any excess to you, subject to the rights of third parties or as otherwise required by applicable law, and you shall remain liable for any deficiency. In addition, upon any default interest shall be charged on all Obligations at the "Default Rate" which Default Rate shall be in the amount of 2% in excess of the Overadvance Rate.

            17. Any delay or failure on our part to enforce any right or privilege hereunder, or our waiver of any default by you as to any term of this Agreement, shall not constitute a waiver of our rights or privileges with regard to any subsequent or continuing default and no waiver whatsoever shall be valid unless in writing and signed by us and then only to the extent therein set forth.

            18. You shall not be entitled to pledge our credit upon or in connection with any of your purchases, or for any other purpose whatsoever.

            19. Each of the parties expressly submits and consents to the exclusive jurisdiction of the Supreme Court of the State of New York with respect to any controversy arising out of or relating to this Agreement or any supplement hereto or to any transactions in connection herewith and hereby agree that service of such summons and complaint or process may be made by Registered or Certified Mail addressed to the other party at the address appearing herein. Failure on the part of either party to appear or answer within thirty (30) days after the mailing of such summons, complaint or process shall constitute a default entitling the other party to enter a judgement or order as demanded or prayed for therein.

            20. All interest for slow payments by your customers will be charged directly to your account.

            21. You hereby indemnify us and hold us harmless from and against any loss, liability, claim and expense of every kind and nature, including our attorneys' fees and disbursements, arising from any claim, dispute, action and proceeding by or against you or against any of your customers or any other party with regard to any Receivable or this Agreement.

            22. From time to time we may designate certain account debtors as SPECIAL RISK. We may notify you in writing at any time and from time to time of account debtors as to which we have so designated. Receivables arising out of sales to account debtors which we have notified you as being SPECIAL RISK shall be subject to a surcharge of 2% in addition to the other charges set forth in this Agreement.

            23. This Agreement cannot be modified orally and can only be modified or amended by a written instrument signed by you and by us. This Agreement supersedes any prior agreements between us and neither of us shall be bound by anything not expressed herein or in any other writing entered into simultaneously herewith or subsequent to the date hereof.

            24. This Agreement, made in the State of New York, shall be construed, interpreted and enforced according to the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto, their successors, executors, administrators and assigns. If in the event of litigation between the parties over any matter connected with this Agreement or resulting from transactions hereunder, the right to a trial by jury is hereby waived.

ACCEPTED AND AGREED:                    Very truly yours,

WINDSONG, INC.                          FINOVA CAPITAL CORPORATION


By: /s/ Joseph Sweedler                 By: /s/ Salvatore J. Gianino
    -------------------------------         ------------------------------------
    Joseph Sweedler, President              Salvatore J. Gianino, Vice President


---------------------------------
Factored Client's Tax I.D. Number

                      CERTIFICATE OF CORPORATE RESOLUTIONS

            I, William Sweedler, do hereby certify that I am Secretary of Windsong, Inc., a corporation organized and existing in good standing under the laws of the State of Connecticut and that a special meeting of the Board of Directors thereof, duly held on November 4, 1996, at which a quorum was present, the following resolution was duly and unanimously adopted:

            "RESOLVED: That any officer or officers of this corporation be and they are authorized and empowered to enter into and execute, on behalf of the corporation, an agreement with FINOVA CAPITAL CORPORATION, relating to the sale, assignment, negotiation and guarantee to said FINOVA CAPITAL CORPORATION of accounts, chattel mortgages, notes, drafts, acceptances, bills and other commercial receivables, collectively referred to as "receivables", and/or relating to the consignment, security interest, pledge, mortgage, factor's lien, or other hypothecation of merchandise or other property now or hereafter belonging to or acquired by the corporation to or with FINOVA CAPITAL CORPORATION, and from time to time to modify or supplement said agreement and to make and modify or supplement arrangements with said FINOVA CAPITAL CORPORATION as to the terms or conditions on which receivables are to be sold, assigned or negotiated, and on which merchandise or other property, now or hereafter belonging to or acquired by the corporation, may be consigned, pledged, mortgaged, liened or otherwise hypothecated to or with FINOVA CAPITAL CORPORATION, and/or with respect to which this corporation may grant FINOVA CAPITAL

CORPORATION a security interest; and they or any of them are hereby further authorized and empowered from time to time to execute and deliver any and all assignments, schedules, transfers, endorsements, drafts, guarantees, agreements or other instruments granting a security interest, or of assignment or receivables or pledge or hypothecation of merchandise and to execute and deliver any and all instruments and powers of attorney and do and perform all acts and things necessary, convenient, or proper to carry out, supplement or modify and such agreement and arrangements made with FINOVA CAPITAL CORPORATION; hereby ratifying, approving and confirming all that any said officer has done or may do in the premises".

            I further certify that the foregoing resolutions remain in full force, have not been rescinded or modified, and conform with the charter and by-laws of the corporation.

            IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of said corporation and affixed its corporate seal by order of its Board of Directors, this 4th day of November, 1996.

Certificate approved:


/s/ Joseph Sweedler                             /s/ William Sweedler
--------------------------------                --------------------------------
Joseph Sweedler, President                      William Sweedler, Secretary

(Corporate Seal)

                                    GUARANTY

            1. In consideration of and in order to induce FINOVA CAPITAL CORPORATION ("FINOVA"), its successors, endorsees or assigns to grant and continue to grant such advances, loans or extensions of credit directly or indirectly to Windsong, Inc. (hereinafter, whether one or more, called "Client") and to grant to Client such renewals, extensions, forbearances, releases of collateral or other relinquishment of legal rights as FINOVA may deem advisable, and for other good and valuable consideration, receipt of which is hereby duly acknowledged, the undersigned Guarantor(s) (hereinafter, whether one or more, called "Guarantor", who, if two or more in number, shall be jointly and severally bound) for the undersigned Guarantor and for their heirs and personal representatives or successors, and assigns of the undersigned Guarantor, hereby absolutely and unconditionally guarantees to FINOVA, its successors, endorsees and assigns, the prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise) and at all times thereafter of any and all obligations or liabilities of every kind, nature and character (including all renewals, extensions and modifications thereof) of Client to FINOVA, its successors, endorsees or assigns howsoever created or arising, whether or not represented by negotiable instruments or other writings, whether now existing or hereafter incurred, whether originally contracted with FINOVA or with another and assigned or transferred to FINOVA or otherwise acquired by FINOVA, whether contracted by Client alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured (collectively, the "Indebtedness"), including but not limited to any and all sums, late charges, disbursements, expenses, legal fees and any deficiency upon enforcement of collateral, agreements and contracts in connection with all of such obligations.

            2. Undersigned Guarantor consents that without notice to or further assent by undersigned Guarantor, the obligation of Client or of any other party for the liability hereby guaranteed may be renewed, extended, modified, prematured or released by FINOVA as it may deem advisable in its sole and absolute discretion, and that any security or securities which FINOVA holds may be exchanged, sold, released, or surrendered by it, as it may deem advisable in its sole and absolute discretion, without impairing or affecting the obligation of undersigned Guarantor hereunder.

            3. Undersigned Guarantor waives any and all notice of the acceptance of this guaranty, or of the creation, renewal or accrual of any obligations or liability of Client to FINOVA, present or future, or of the reliance of FINOVA upon this guaranty. Any and every obligation or liability of Client to FINOVA herein described shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guaranty, and all dealing between Client and FINOVA shall likewise be presumed to be in reliance upon this guaranty. Undersigned Guarantor waives protest, presentment, demand for payment, notice or default or non-payment and notice of dishonor to or upon undersigned Guarantor, Client or any other party liable for any of Client's obligations hereby granted.

            4. This guaranty shall be construed as an absolute and unconditional guaranty of payment without regard to the validity, regularity or enforceability of any obligation or purported obligation of Client. FINOVA shall have all of its remedies under this guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed and may pursue all or any of its remedies at one or at different times. FINOVA is hereby given a continuing lien for the purposes and security of this guaranty as well as for any other obligation or liability (present or future, absolute or contingent, due or not due) of undersigned Guarantor to FINOVA upon all property and securities now or hereafter given unto or left in the possession or custody of FINOVA for any purpose (including property left in safekeeping or custody), by or for the account of any undersigned Guarantor, and also upon any deposits with or any credit or claim of any undersigned Guarantor against FINOVA existing from time to time. FINOVA is hereby authorized and empowered, upon the occurrence of any of the events set forth in the next succeeding paragraph, to appropriate and apply to the payment and extinguishment of the liability of undersigned Guarantor any and all such monies, property, securities, deposits or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

            5. Upon the default of Client or any undersigned Guarantor with respect to any obligations or liabilities of either of them to FINOVA or in the event Client or any undersigned Guarantor shall die or become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy be filed by or against Client or any undersigned Guarantor, or in the event of the appointment of a receiver (either at law or in equity) of Client or any undersigned Guarantor, or in the event that a judgement is obtained or warrant of attachment issued against Client or any undersigned Guarantor, or in the event that the financial or business condition of any of them shall so change as in the opinion of FINOVA will materially impair its security or increase its risk, all or any part of the obligations and liabilities of Client and/or of undersigned Guarantor to FINOVA, whether direct or contingent, and of every kind and description, shall, without notice or demand, become immediately due and payable insofar as this guaranty is concerned, and shall be taken up forthwith by undersigned Guarantor, and in any of such events, and whether or not the said liabilities and obligations are due and payable, FINOVA may (in addition to, and subject to its rights and remedies under the terms of any special contract with Client), without demand of performance or advertisement or notice of intention to sell or of time or place of sale, or to redeem, or other notice whatsoever to undersigned Guarantor or to

Client (all and each of which demands, advertisements and notices being hereby expressly waived), sell any and all collateral which it may hold for said obligations, or under this guaranty, in one or more parcels, at public or private sale, at FINOVA's office or elsewhere, at such prices as FINOVA may deem best, either for cash or credit, with the right of FINOVA at any such sale, public or private, to purchase the whole or any part of said collateral free from any right or equity of redemption, which right or equity is hereby expressly waived. FINOVA may, in its uncontrolled discretion, apply the net proceeds of such sale or sales to payment on account of the obligations or liabilities of Client and undersigned Guarantor in such manner and order of priority as FINOVA may, in its absolute and uncontrolled discretion, elect. If, in the opinion of FINOVA, any collateral deposited hereunder cannot be freely sold or disposed of at public or private sale (because of any relationship between the owner and issuer thereof or otherwise), FINOVA shall have the unqualified right (in addition to all other rights hereunder) to sell the same, or any part thereof, to a purchaser or purchasers, under investment letters, for a negotiated price or prices which, under such circumstances, shall be deemed to be fair and equitable.

            6. Any stocks, bonds or other securities held by FINOVA hereunder may, whether or not Client or undersigned Guarantor is in default, be registered and held in the name of FINOVA or its nominee, and FINOVA or said nominee may exercise all voting and corporate rights relating thereto as if the absolute owner thereof.

            7. The term "Client" as used herein shall include the individual or individuals, association, partnership or corporation named herein as Client, and
(a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of said Client shall have been transferred, (b) in the case of a partnership Client, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation, or other withdrawal of any partner, and
(c) in the case of a corporate Client, any other corporation into or with which said Client shall have been merged, consolidated, reorganized, purchased or absorbed. The right of FINOVA to hold, deal with and dispose of the property deposited by undersigned Guarantor hereunder, as herein provided, shall continue unimpaired notwithstanding any invalidity or unenforceability of this guaranty as against undersigned Guarantor personally.

            8. FINOVA's books and records showing the account between FINOVA and Client shall be admissible as evidence in any action or proceeding, shall be binding upon the undersigned Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof hereof. FINOVA's monthly statements rendered to Client shall, to the extent to which no written objection is made within thirty (30) days after the date thereof, constitute an account stated between FINOVA and Client and be binding upon the undersigned Guarantor.

            9. The undersigned Guarantor waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned Guarantor may now or hereafter have against Client, or any person other than a coguarantor directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Client's property (including without limitation, property collateralizing the undersigned Guarantor's obligations to FINOVA) arising from the existence or performance of this guaranty. In furtherance and not in limitation of the preceding waiver, the undersigned Guarantor agrees that any payment to FINOVA by the undersigned Guarantor pursuant to this guaranty shall be deemed a contribution to the capital of the Client or other obligated party, and any such payment shall not constitute the undersigned Guarantor a creditor of any such party.

            10. The undersigned Guarantor represents and warrants that there is no existing indemnification agreement, whether qualified or unqualified, between the undersigned and Client. The undersigned waives any right he may otherwise have to seek a stay from any United States Bankruptcy Court, in which Client may become a debtor, of any claim or cause of action hereinafter asserted against the undersigned Guarantor on his guaranty, whether in an action commenced against the undersigned as a guarantor prior to or instituted following the filing a Chapter 11 petition by or against Client. The undersigned Guarantor further acknowledges that this waiver hereinabove, is specifically provided to FINOVA as an inducement to it to effect the financial accommodations provided by FINOVA to Client.

            11. This guaranty shall, without further reference, pass to, and may be relied upon and enforced by, any successor or assignee of FINOVA and any transferee or subsequent holder of any of said liabilities or obligations of Client. This guaranty may be terminated (but only insofar as it may relate to obligations of Client arising subsequent to such termination) upon written notice to that effect delivered by undersigned Guarantor to an officer of FINOVA, such termination to be effective only upon the execution by such officer of a written receipt therefor, and in the event of such termination, undersigned Guarantor and his or their respective executors, administrators or successors and assigns shall nevertheless remain liable with respect to obligations incurred or arising theretofore, and with respect to such obligations and any renewals, extensions or other liabilities arising out of same, this guaranty shall continue in full force and effect, and FINOVA shall have all the rights herein provided for as if no such termination had occurred.

            12. The undersigned Guarantor does hereby waive any and all right to a trial by jury in any action or proceeding based hereon. This guaranty and the rights and obligations of FINOVA and of the undersigned Guarantor shall be governed and construed in accordance with the laws of the State of New York. The undersigned Guarantor hereby consents to the exclusive jurisdiction of the Supreme Court of the State of New York for a determination of any dispute connected with this guaranty and authorizes the service of process on the undersigned Guarantor by registered or certified mail sent to the undersigned Guarantor at the address or addresses of the undersigned Guarantor, as the case may be as herein set forth or as set forth on any record maintained by FINOVA. Guarantor irrevocably waives, to the fullest extent Guarantor may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other manner provided by law; Guarantor agrees not to institute any legal action or proceeding against FINOVA or any of FINOVA's directors, officers, employees, agents or property concerning any matter arising out of or relating to this continuing Guaranty in any court other than one located in New York, New York. Nothing herein shall affect or impair FINOVA's right to serve legal process in any manner permitted by law or FINOVA's right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. This guaranty cannot be changed or terminated orally, shall be interpreted according to the laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned Guarantor and shall inure to the benefit of FINOVA's successors and assigns. Guarantor agrees that any action brought by it against FINOVA whether regard to this Agreement or otherwise shall be subject to the exclusive jurisdiction and venue of the Supreme Court of the State of New York, County of New York or the United States District Court for the Southern District of New York.

            13. Guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, FINOVA's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually. FINOVA and Guarantor, in any litigation (whether or not arising our of or relating to obligations, liabilities or collateral security or any of the matters contained in this guaranty) in which FINOVA an any of them shall be adverse parties, waive trial by jury. In addition, Guarantor waives the performance of each and every condition precedent to which Guarantor might otherwise be entitled by law. FINOVA shall have the right to fill in any blank spaces left in this guaranty (including the name of "Client"), to date this guaranty and to correct patent errors therein.

      14. Guarantor is fully aware of the financial condition of Client and is executing and delivering this Guaranty at Client's request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of FINOVA with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Client's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting FINOVA to furnish to him any information now or hereafter in FINOVA's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing Guaranty, which risks Guarantor acknowledges include without limitation the possibility that Client will incur additional Indebtedness for which Guarantor will be liable hereunder after Client's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Client. Guarantor shall have no right to require FINOVA to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Client, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Client or any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of FINOVA, Client or any other person, or any other matter, fact or occurrence.

      15. The Guarantor acknowledges that this guaranty and the Guarantor's obligations under this guaranty are and shall at all times continue to be absolute and unconditional in all respects and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any kind or nature whatsoever which might otherwise constitute a defense to this guaranty and the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, the Client) relating to this guaranty or the obligations of the Guarantor hereunder or otherwise with respect to any transactions involving the Client and FINOVA. This Guaranty sets forth the entire agreement and understanding of FINOVA and Guarantor and Guarantor absolutely, unconditionally and irrevocably waives and any all right to asset any defense, set-off, counterclaim or cross-claim of any nature whatsoever (including, but not limited to fraud in the inducement and commercial disposition of collateral of the guarantor or client) with respect to this Guaranty or the obligations of the Guarantor under this guaranty or the obligations of any other person or party (including, without limitation, Client) relating to this guaranty or the obligations of the Guarantor under this guaranty or otherwise with respect to any transactions involving the Client and FINOVA in any action or proceeding brought by its successors and assigns, to collect the Debt or any portion thereof, or to enforce, the obligations of the Guarantor under this guaranty. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exists with respect to this guaranty or with respect to the obligations of the Guarantor under this guaranty, except as specifically set forth in this guaranty.

      16. No executory agreement and no course of dealing between undersigned Guarantor and FINOVA shall be effective to change or modify this guaranty in whole or in part; nor shall any change, modification or waiver of any rights or powers of FINOVA be valid or effective unless in writing or signed by an authorized officer of FINOVA.

      17. MUTUAL WAIVER OF RIGHT TO JURY TRIAL, FINOVA, BY ITS ACCEPTANCE HEREOF, AND GUARANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN FINOVA AND GUARANTOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF FINOVA OR GUARANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FINOVA OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

            IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his had and seal the day and year first above written.

WITNESS:


/s/                                       /s/ Joseph Sweedler
--------------------------                -------------------------------------
                                          Joseph Sweedler
                                          12 Hockanum Road
                                          Westport, CT 06880
                                          Social Security No.:  ###-##-####


                                          /s/ Joan Sweedler
                                          -------------------------------------
                                          Joan Sweedler
                                          12 Hockanum Road
                                          Westport, CT 06880
                                          Social Security No.:

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

            On this 4th day of November, 1996 before me appeared Joseph Sweedler, to me known, and known to me to be the individuals described in and who executed the foregoing instrument and they duly and severally acknowledged to me that they executed the same.


                                    /s/
                                    -----------------------------
                                    NOTARY PUBLIC

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

On this 4th day of November, 1996 before me appeared Joan Sweedler, to me known, and known to me to be the individuals described in and who executed the foregoing instrument and they duly and severally acknowledged to me that they executed the same.


                                    /s/
                                    -----------------------------
                                    NOTARY PUBLIC

                                                               FINOVA

                                                      FINOVA CAPITAL CORPORATION

                                                            111 WEST 40th STREET
                                                                      14TH FLOOR
                                                        NEW YORK, NEW YORK 10018

                                                                TEL 212 403 0700
                                                                FAX 212 403 0913

                                February 4, 1998

Windsong, Inc.
64 Post Road West
Westport, CT 06880

Ladies and Gentlemen:

      We refer you to that certain Factoring Agreement by and between Windsong, Inc. ("Windsong") and FINOVA Capital Corporation ("FINOVA"), dated November 4, 1996 (the "Agreement"), as amended. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      The following changes to the Agreement are immediately effective:

      1. The next to last sentence in Paragraph 2 which states, "All invoices in an amount less than $200.00 shall be deemed samples and shall automatically be considered as D.R. Receivables." is hereby deleted.

      2. The next to last sentence in Paragraph 4(a) is hereby amended to read:
"We may, in our sole discretion, advance to you from time to time sums up to eighty percent (80%) of the Purchase Price on Receivables purchased by us;..."

      3. The next to last sentence in Paragraph 4(b) is hereby amended to read:
"Except in our sole discretion, the aggregate amount of your Obligations at any time shall not exceed $13,500,000.00 inclusive of Letters of Credit opened for your account."

      4. Notwithstanding anything to the contrary stated in Paragraph 15(b) of the Agreement, should FINOVA elect to voluntarily terminate this Agreement, and provided no Event of Default has occurred, the early termination fee associated with such voluntary termination shall be prorated and calculated by multiplying the minimum annual factoring commissions as set forth in Paragraph 14 by the number of months, or part thereof, that the Agreement has been in effect for the then current contract year, less any factoring commissions already paid during said contract year.

      Except as hereby or heretofore amended or supplemented, the Agreement shall remain in full force and effect in accordance with its original terms and conditions.

      If the foregoing correctly sets forth the understanding between us, kindly sign the enclosed duplicate original of this letter where indicated and return to the undersigned as soon as possible.

                                     Very truly yours,

                                     FINOVA CAPITAL CORPORATION


                                     By: /s/ Michael Meehan
                                         --------------------------------
                                         Name: Michael Meehan
                                         Title: VP

AGREED AND ACKNOWLEDGED
this _________ day of February, 1998

WINDSONG, INC.


By: /s/ Joseph Sweedler
    --------------------------------
    Name: Joseph Sweedler
    Title: President

                                                               FINOVA

                                                      FINOVA CAPITAL CORPORATION

                                                            111 WEST 40th STREET
                                                                      14TH FLOOR
                                                        NEW YORK, NEW YORK 10018

                                                                TEL 212 403 0700
                                                                FAX 212 403 0913

                                                October 5, 1998

Windsong, Inc.
64 Post Road West
Westport, CT 06880

Ladies and Gentlemen:

            Windsong, Inc. ("Client") and FINOVA Capital Corporation ("FINOVA") are parties to, among other things, a Factoring Agreement (the "Factoring Agreement") dated November 4, 1996. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Factoring Agreement.

            We hereby propose that, effective as of October 1, 1998, the Factoring Agreement be amended as follows:

1. The first clause of the second sentence of Section 12(a) of the Factoring Agreement shall be deleted in its entirety and the following clause shall be inserted to reflect the reduction of the Interest Rate:

            "Interest shall be charged at the Prime Rate plus .5% (the "Interest Rate") on Receivables computed as follows:"

2. The ninth sentence of Section 12(a) of the Factoring Agreement shall be deleted in its entirely and the following sentence inserted to reflect the reduction of the Overadvance rate of Interest:

            "In the event the amount of the sums advanced or charged to you under this Agreement together with any other agreement between us (collectively "this Agreement"), exceeds the amount available to you pursuant to any percentage or sublimit set forth in this Agreement (hereinafter sometimes referred to as an "Overadvance") on each of ten (10) or more days in any month the Interest Rate charged to you for that month shall be at a rate which is on half of one percent (.5%) above the Interest Rate otherwise applicable herein without regard as to whether any such Overadvance is made with or without our knowledge or consent."

3. Section 14 of the Factoring Agreement shall be amended and restated as follows to reflect the reduction of the factoring commission, eliminate the minimum invoice charge and increase your standard terms of sale.

            "You shall pay us a factoring commission for our services hereunder which commission shall be and become due and payable to us on the 15th day of each month in which we purchase your Receivables, such factoring commission to be in an amount equal to (i) one half of one percent (.5%) of the amount of your gross sales from the period October 1, 1998 through September 30, 1999 and (ii) six tenths of one percent (.6%) of the amount of your gross sales thereafter. The minimum factoring commission on each invoice in respect of any Receivable shall be $N/A. The minimum aggregate factoring commissions payable under this Agreement for each contract year hereof shall be $250,000.00 which to the extent of any deficiency shall be chargeable to your account with us. Factoring commissions payable to us hereunder are based upon your usual and regular terms of sale which do not exceed ninety (90) days. On all Receivables for which there is a change of terms, in addition to any service fee for such change, our commission thereon shall be increased at the rate of twenty-five (25%) per cent of the basic commission rate for each additional thirty (30) days or fraction thereof by which your regular terms are increased. No Credit Approval for such change in terms, however, shall be granted without our prior written approval."

4. The Second sentence of Section 15(a) shall be deleted in its entirety and the following shall be inserted to reflect the extension of the Agreement:

            "This Agreement shall continue in effect until December 31, 2000 and shall automatically be renewed for one year periods thereafter unless you notify us of your termination to be effective on any anniversary of this Agreement by giving us not less than sixty (60) days prior written notice."

      Except as hereby or heretofore amended or supplemented, the Financing Agreements shall remain in full force and effect in accordance with their original terms and conditions.

      In the foregoing correctly sets forth your and our understanding, please execute the enclosed copy of this letter in the spaces provided below and return such fully executed copy to the undersigned as soon as possible.

                                    Very truly yours,

                                    FINOVA CAPITAL CORPORATION


                                    By: /s/ Michael Meehan
                                        ----------------------------------
                                        Name: Michael Meehan
                                        Title: VP

CONSENTED AND AGREED TO
this 6th day of October, 1998

WINDSONG, INC.


By: /s/ Joseph Sweedler
    ---------------------------
    Name: Joseph Sweedler
    Title: President